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                                                                   EXHIBIT 10.57


                             OFFICE BUILDING LEASE

1.      BASIC LEASE PROVISIONS AND IDENTIFICATION OF EXHIBITS

1.1     Basic Lease Provisions

        A.   Building and Address:

             2301 West Howard
             Chicago, Illinois 60645

        B.   Landlord and Address:

             Norbert Gleicher, as successor to the interest of NorJan Partnership, as sole beneficiary of Boulevard Bank National Association, as Trustee under Trust Agreement dated April 15, 1988, and known as Trust Number 8757

             Monthly rent checks are to be sent to the office of Norbert Gleicher, 750 North Orleans, Chicago, Illinois 60610.

        C.   Date of Lease: January 1, 1993

        D.   Lease Term: Five years

        E.   Commencement Date of Term: January 1, 1993

        F.   Expiration Date of Term: December 31, 1998

        G.   Lease Purpose: Medical Office

        H.   Monthly Base Rent: $6,250.00 + 4% each year

        I.   Security Deposit: One (1) Month's Rent

        J.   Tenant's Proportionate Share: 100%

2.      PREMISES AND TERM

2.l     Lease of Premises

        Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the commercial building (the "Building") located at 2301 West Howard Street, Chicago, Illinois 60645, for the term and upon the conditions provided in this lease (the "Lease").








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2.2     Term

        The term of this Lease (the "Term") shall commence on January 1, 1993 (the "Commencement Date").

        The Term shall expire on December 31, 1998 (the "Expiration
        Date") unless sooner terminated as otherwise provided elsewhere in this Lease.

2.3     Option

        Provided that Tenant is not in default under this Lease, Tenant shall have the option to renew this Lease for two additional Terms of Five (5) years (the "Option Term"). Tenant shall exercise such option by giving written notice not less than one hundred eighty (180) days prior to the termination of this Term.

        The Monthly Base Rent for the Option Term shall be the Rent as determined by Landlord plus the Operating Expenses and Taxes of the Building. However, the Monthly Base Rent for the Option Term shall in no event be less than the Adjusted Monthly Base Rent payable during the last month of the original term, as finally determined pursuant to the provisions; of Sections 4.2. All other terms and conditions of this Lease shall apply during such Option Term. Landlord shall notify Tenant, prior to the expiration of the original Term and Option Term of this Lease of the Rent applicable for each year of the Option Term.

        If, within fifteen (15) days after receipt of such notice, Tenant fails to notify Landlord, in writing, of Tenant's objections to the Rent submitted by Landlord, Tenant shall be deemed to have accepted such Rent. In the event Tenant does not agree in writing to the amount of the Rent payable for each year of the Option term within the thirty
        (30) day period immediately following Tenant's notice of objection to the Rent, Tenant shall be deemed to have waived its option to extend the term of this Lease and this Lease shall terminate as of the expiration date.

3.       RENT

3.1      Monthly Base Rent

        Tenant agrees to promptly pay to Landlord at its office or at such other place designated by Landlord, without any prior demand therefor and without any deduction whatsoever, absolutely net throughout the Lease Term, base rent at the monthly rate specified in Subsection 1.1H ("Monthly Base Rent"). Monthly Base Rent is subject to adjustment pursuant to Section 4.2, and as adjusted is hereinafter called "Adjusted Monthly Base Rent." Monthly Base Rent and Adjusted Monthly Base Rent shall be paid monthly in advance on the first day of each month of the Term, except that the first payment shall be paid by Tenant to Landlord on or before the Commencement Date. Adjusted Monthly Base Rent shall be prorated for partial months within the Term.





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3.2     Additional Rent

        In addition to paying the Monthly Base Rent specified in
        Section 3.1 hereof, Tenant shall pay as "Additional Rent" the amounts described in Sections 4.4 and 4.5 hereof. It is the intention of Landlord and Tenant that this Lease shall be deemed and construed to be a "net lease" and Monthly Base Rent, Additional Rent and all other charges, costs and sums to be paid by Tenant hereunder shall be paid to Landlord absolutely net and without any charges, assessments, impositions, expenses or deductions of any kind or nature whatsoever. The Monthly Base Rent, the Additional Rent and all other charges, costs and sums required to be paid by Tenant to Landlord under this Lease are sometimes herein collectively referred to as the "Rent". All Additional Rent shall be payable for the same periods and in the same manner, time and place as the Monthly Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Term, the obligations of Tenant to pay Additional Rent shall survive the expiration of the Term. For any partial Calendar Year (as hereinafter defined), Tenant shall be obligated to pay only a pro rata share of the Additional Rent for such Calendar Year based on the number of days of the Term falling within such Calendar Year.

4.      ADJUSTMENTS TO MONTHLY BASE RENT

4.1     Definitions

        For the purposes of this Lease, the following words and phrases shall have the following meanings:

        A. "Calendar Year" shall mean each calendar year during which any part of the Term falls, through and including the year in which the Term expires.

        B. "Anniversary Date" shall mean the date which is the first day of the thirteenth (13th) month after the Commencement Date, and each year thereafter throughout the Term.

        C. "Operating Expenses" "shall mean all costs, expenses and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the operation, maintenance, replacement and repair of the Building including without limitation the roof, foundation and structural components or elements of the Building and of the personal property, fixtures, machinery, equipment, systems and apparatus located in or used in connection with the Building, ad valorem taxes, charges for water, gas and other utility expenses, costs of labor and current amortization of capital improvements reasonably necessary for the operation and maintenance of the Building. Operating Expenses shall not include charges for depreciation of the Building; interest and principal payments on mortgages.

        D. "Taxes" shall mean all federal, state and local government taxes, assessments and charges (including transit or transit district taxes or

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               assessments) of every kind or nature, whether general, special, ad valorem, ordinary or extraordinary, which Landlord shall, during the Term of the Lease or any renewal thereof, pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Building and the land upon which the Building is situated (the "Land"), or of the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith (including any rental or similar taxes levied in lieu of or in addition to general real and/or personal property taxes and any and all charges which may be levied or assessed against the Building or any part thereof). For purposes hereof, Taxes for any year shall be Taxes which may now or hereafter be levied, imposed or assessed against the Land and the Building. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys' fees) paid by Landlord during such year in obtaining any refund or reduction of Taxes. Taxes in any year shall be reduced by the net amount of any tax refund received by Landlord during such year. If a special assessment payable in installments is levied against the Land or the Building, Taxes for any year shall include the installment of such assessment and any interest payable or paid during such year. If, at any time during the Term of this Lease, a tax or excise on rents or other tax, however described, is levied or assessed against Landlord on account of or measured by, in whole or in part, the rent expressly reserved hereunder or upon the Rent expressly reserved under all leases or leasehold interests in the Building as a substitute or addition to, in whole or in part, taxes assessed or imposed on land and buildings or on land and buildings, such tax or excise on rents or other tax shall be included as part of the real property taxes covered herein, but only to the extent of the amount thereof which is lawfully assessed or improved as a direct result of Landlord's ownership of this Lease or of the rentals accorded under this Lease.
               Taxes shall not include any federal, state or local sales, use, franchise, capital stock, inheritance, general income, gift or estate taxes, except that if a change occurs in the method of taxation resulting in whole or in part the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in the Taxes.

        E. "Tenant's Proportionate Share" shall mean the percentage set forth in Subsection 1.1J.

4.2     Adjustments to Monthly, Base Rent

            Effective as of each Anniversary Date, Monthly Base Rent shall be increased by four (4%) percent.

4.3     Projections

            For purposes of calculating Operating Expenses and Taxes for any Calendar Year of this Lease, Landlord may, from time to time, make reasonable estimates, forecasts or projections (collectively, the "Projections") of Operating Expenses and Taxes, which shall be communicated by written notice to Tenant.

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4.4     Operating Expense Adjustment

        Tenant shall pay to Landlord as Additional Rent an amount ("Expense Adjustment Amount") equal to Tenant's Proportionate Share of the amount of Operating Expenses incurred with respect to each Calendar Year. The Expense Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments during such Calendar Year in amounts estimated by Landlord, from time to time, in accordance with Section
        4.3 hereof.

        At any time and from time to time following the end of each Calendar Year, or at such later time as Landlord shall be able to determine the actual amounts of Operating Expenses for the Calendar Year last ended, Landlord shall notify Tenant in writing of such actual amounts. If the total Operating Expenses paid by Tenant during such Calendar Year exceeds the amount thereof payable for such year based upon actual Operating Expenses for such Calendar Year, then Landlord shall credit such excess to installments of the Expense Adjustment Amount payable after the date of Landlord's notice until such excess has been exhausted, or if this Lease shall expire prior to full application of such excess, Landlord shall pay to Tenant within fourteen (14) days of such expiration, the balance thereof not theretofore applied against Rent. If such actual amounts exceed the Projections for such Calendar Year, then Tenant shall, within fourteen (14) days after the date of such written notice from Landlord, pay to Landlord an amount equal to the excess of the actual Operating Expenses for such Calendar Year over the total Operating Expenses paid by Tenant during such Calendar Year. The obligation to make such payments shall survive the expiration or earlier termination of the Term. No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section 4.4.

4.5     Tax Adjustment

        Tenant shall pay to Landlord as Additional Rent an amount ("Tax Adjustment Amount") equal to Tenant's Proportionate Share of the amount of Taxes payable for each Calendar Year. The Tax Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments during such Calendar Year in amounts estimated by Landlord, from time to time, in accordance with Section 4.3 hereof. At any time, and from time to time, following the end of each Calendar Year, or at such later time as Landlord shall be able to determine the actual amounts of Taxes for the Calendar Year last ended, Landlord shall notify Tenant in writing of such actual amounts. If the total Taxes paid by Tenant during such Calendar Year exceeds the amount thereof payable for such year based upon actual Taxes for such Calendar Year, then Landlord shall credit such excess to installments of the Tax Adjustment Amount, payable after the date of Landlord's notice until such excess has been exhausted, or if this Lease shall expire prior to full application of such excess, Landlord shall pay to Tenant within fourteen (14) days of such expiration, the balance thereof not theretofore applied against Rent. If such actual amounts exceed the projections for such Calendar Year, then Tenant shall, within fourteen
        (14) days after the date of such written notice from Landlord, pay to Landlord an amount equal to the excess of the Taxes for such Calendar Year over the total Taxes paid by Tenant during such Calendar Year. If any portion


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        of Taxes for any Calendar Year are payable in whole or in part before the end of such Calendar Year, Tenant shall, within fourteen (14) days after the written request of Landlord, promptly pay Tenant's Proportionate Share of such payment as a special installment, after deducting installments previously paid by Tenant under this Section 4.5 for such Calendar Year. The obligation to make such payments shall survive the expiration or earlier termination of the Term. No interest or penalty shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section 4.5.

4.6     Books and Records

        Landlord shall maintain books and records showing Operating Expenses in accordance with sound accounting and management practices, which records shall be available to Tenant for inspection at the offices of the Building upon reasonable prior notice; provided, however, that Tenant must exercise its right hereunder within fifteen (15) days after receipt from Landlord of notice of increased rentals or sums due hereunder.

4.7     No Decreases in Monthly Base Rent

        Notwithstanding anything to the contrary contain in this Lease, Monthly Base Rent shall not be adjusted or decreased below the amount set forth in Subsection 1.1H.


5.      SECURITY DEPOSIT.

        As security for the performance of its obligations under this Lease, Tenant upon its execution of this Lease has paid to Landlord a security deposit (the "Security Deposit") in the amount specified in Subsection 1.1I. The Security Deposit may be applied by Landlord, who is not obligated to do so, in whole or in part, to cure any default of Tenant under this Lease, and upon notice by Landlord of such application, Tenant shall replenish the Security Deposit in full by promptly paying to Landlord the amount so applied. If Tenant shall faithfully or fully comply with all of its obligations under this Lease and regulations issued by Landlord, then within forty-five (45) days after the Expiration Date, Landlord shall return to Tenant the balance, if any, of the Security Deposit. The Security Deposit shall not be deemed an advance payment of Rent or measure of damages for any default by Tenant under this Lease, nor shall it be a bar or defense to any action which Landlord may at any time commence against Tenant. No interest shall be paid by Landlord on the Security Deposit.

6.      SERVICES

6.1     Tenant's Utilities

        Tenant shall make arrangements directly with the respective telephone company and the public utility electric company servicing the Building for telephone service and all electricity, gas, water and other utility service to the Building. Tenant shall pay for the entire cost of all such service, including installation of any additional separate meters required in connection therewith, for the removal of any special equipment installed in the Building upon



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        expiration or termination of this Lease.  Tenant shall pay for the maintenance and replacement of all light fixtures, electrical switches, electrical outlets and lamps located in the Building and all bulbs, tubes, ballasts and starters utilized in the Building.


7.      POSSESSION, USE AND ENJOYMENT OF BUILDING

7.1     Possession and Use of Premises

        Tenant shall be entitled to possession of the Building upon the Commencement Date. In the event of the failure of the Landlord to deliver possession of the Building upon the Commencement Date, neither the Landlord nor its agents shall be liable for any damages caused thereby, nor shall this Lease thereby become void or voidable, nor shall the term herein be in any way extended but in such event the term shall begin when the Landlord does deliver possession of the Building, and the Tenant shall not be liable for any rent until the time that the Landlord delivers such possession. Tenant shall occupy and use the Building for the purposes set forth in Subsection 1.1G only. Tenant shall not occupy or use the Building (or permit the use or occupancy of the Building) for any purpose or in any manner which:
        (a) is unlawful or in violation of any applicable legal, governmental or quasi-governmental requirement, ordinance or rule relating to the use and occupancy of the Building (including the Board of Fire Underwriters); (b) may be dangerous to persons or property; (c) may invalidate or increase the amount of premiums for any policy of Insurance affecting the Building, and if any additional amounts of insurance premiums are so incurred, Tenant shall pay to Landlord the additional amounts on demand; or (d) may create a nuisance, or the occupants of neighboring property or injure the reputation of the Building. Except as provided in Section 8, Tenant's acceptance of possession of the Building shall be presumed to be Tenant's acknowledgment that the Building are in satisfactory condition and that no further changes in the condition of the Building shall be the obligation of the Landlord.

7.2     Quiet Enjoyment

        So long as Tenant shall not be in default under this Lease, Tenant shall be entitled to peaceful and quiet enjoyment of the Building, subject to the terms of this Lease.

8.      CONDITION OF PREMISES

        Tenant shall be conclusively deemed to have accepted the Building in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of the Building. No agreement of Landlord to alter, remodel, decorate, clean or improve the Building, and no representation regarding the condition of the Building has been made by or on behalf of Landlord to Tenant, except as stated in this Lease.






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9.      ASSIGNMENT AND SUBLETTING

9.1     Assignment and Subletting

        Tenant shall not, without the prior written consent of Landlord:

        (a)  assign or convey this Lease or any interest under it;

        (b) allow any transfer or offer any lien upon Tenant's interest by operation of law;

        (c)  sublet the Building or any part thereof; or

        (d) permit the use or occupancy of the Building or any part thereof by anyone other than Tenant.

        A transfer of a controlling interest of stock, if Tenant is a corporation, or the transfer of any partnership interest, if Tenant is a partnership, shall be deemed an act of assignment hereunder. Tenant acknowledges and agrees that Landlord has a vital interest in the nature, variety and location of tenants in the Building as a whole and that Landlord's right to arbitrarily withhold its consent to any proposed assignment or subletting is a material consideration for the rental rate and the terms contained in this Lease. Should Tenant propose to sublet all or less than all of the Building or assign this Lease, Landlord may grant its consent, which consent shall not be unreasonably withheld, to the subletting or assignment on such conditions as it may determine, including, without limitation, the condition that the profit derived by Tenant from the subletting or assignment shall be paid by Tenant to Landlord as additional Rent. If only a portion of the Building is being subletted, the excess of all rent and other consideration due from the sublessee for the period of the sublease over the portion of the Rent then payable to Landlord pursuant to the provisions of this Lease for said period which is allocable on a square footage basis to the space sublet, shall constitute profit derived by Tenant. Tenant shall deliver to Landlord a copy of each proposed sublease or assignment and all related agreements within thirty (30) days prior to final execution of such instruments. Landlord's consent to any assignment, subletting or transfer or Landlord's election to accept any assignee, sublessee or transferree as a tenant hereunder shall not release Tenant from any covenant or obligation under this Lease, including, but not limited to, any such covenant or obligation due and owing from and after the date of any such assignment, subletting or transfer. Any assignee by acceptance of the assignment or the taking possession of the Building thereby assumes and agrees to perform all of Tenant's obligations under this Lease. Landlord's consent to any assignment, subletting or transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future assignment, subletting or transfer. Tenant agrees that in no event will it attempt to assign or sublet to any existing tenant or sublessee in the Building. Further, all advertising with respect to leasing, subletting or assignment of space in the Building shall be subject to Landlord's reasonable approval.

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9.2     Conditions Precedent to Assignment and Sublease

        As conditions precedent to any consent by Landlord to any assignment of the whole or any part of Tenant's interest in this Lease or the subletting by Tenant of the whole or any part of the Building:

        (a) At least thirty (30) days prior to any proposed assignment or subletting, Tenant shall submit to Landlord a statement containing:

               (i)   the name and address of the proposed
                     assignee or sublessee;

               (ii)  a financial statement of the proposed
                     assignee or sublessee containing therein bank and other credit references;

               (iii) a written description of the type of use
                     proposed for the Building; and

               (iv) a written description of all the principal terms and conditions of the proposed assignment or subletting, including, but not limited to, the proposed commencement and expiration dates of the term thereof and the amount of rent to be payable by the assignee or sublessee and, unless the proposed assignment or sublet area of the Building constitutes an entire floor or floors, such statement shall be accompanied by a floor plan delineating the proposed assigned or sublet area; and

        (b) Tenant shall deliver to Landlord an original assignment or sublease executed by Tenant and the proposed assignee or sublessee on a form approved by Landlord, which shall expressly provide:

              (i) for the assumption by such proposed assignee or sublessee of all of Tenant's obligations under the terms of this Lease;

              (ii) that Tenant shall indemnify and hold Landlord harmless from any and all claims, obligations and liabilities, including attorneys' fees, arising from such assignee's or sublessee's conduct, activity, work or any other matter in, on or about the Building;

              (iii) Tenant shall further indemnify and hold Landlord harmless from any costs, obligations or liabilities, including attorneys' fees, arising from any act or negligence of such assignee or sublessee, or any officer, employee, agent or invitee of such assignee or sublessee, and from any claim, action or proceeding brought thereon;

              (iv) that in no event shall Tenant, by reason of Landlord's approval of the assignment or sublease, be deemed relieved from any obligation or liability under the Lease, including, but not limited to, the obligation to obtain Landlord's consent to any further assignment or subletting; and

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               (v)   that such proposed assignment or subletting
                     shall not be deemed effective for any purpose unless and until Landlord's written consent thereto is obtained.

9.3     Recapture

        In lieu of consenting or not consenting to a proposed assignment or sublease, Landlord may, at its option:

               (i)   in the case of a proposed assignment or
                     subletting of Tenant's entire leasehold interest, terminate the Lease; or

               (ii)  in the case of a proposed assignment or
                     subletting of less than the entire Building or Lease, terminate the Lease as to that portion of the Building which Tenant has proposed to assign or sublet.

        If Landlord elects to terminate this Lease pursuant to clause (ii), above, Tenant's obligations as to Rent shall be reduced in the same proportion that the rentable area of the portion of the Building for which the Lease is canceled bears to the total rentable area of the Building.


10.     MAINTENANCE

10.1 Tenant shall at its expense, shall (i) maintain and make necessary repairs to the structural elements of the Building and the electrical, plumbing, heating, ventilating and air-conditioning systems in the Building and exterior windows; (ii) maintain and make necessary repairs to the heating, ventilating and air conditioning systems in the Building; and (iii) keep and maintain the Building in good order, condition and repair (including the keeping of the Building in clean and orderly condition) and in accordance with all applicable legal, governmental and quasi-governmental and insurance carrier requirements, ordinances and rules. If Tenant fails to perform any of its obligations set forth in this Section 10.1, within the cure period set forth in Section 13.1, Landlord, in addition to its other remedies with respect to Tenant's breach of a covenant hereunder, may, in its sole discretion, perform the same, and Tenant shall pay to Landlord the cost therefor upon demand, plus interest from the date of performance until paid at an annual rate of eighteen percent (18%).

11.     ALTERATIONS AND IMPROVEMENTS

11.1    Tenant's Alterations

        Tenant shall not, without the prior written consent of Landlord, make or cause to be made any alterations, improvements, additions, installations or decorations in or to the Building. Landlord will require that Tenant's alterations, improvements and signage of the Building be integrated with the total design concept of the Building. Landlord shall exercise its judgment in this regard in its sole discretion. If Landlord so consents, before commencement of any such work or delivery of any materials into the Building, Tenant shall furnish to Landlord for approval architectural plans and specifications, names and


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        addresses of all contractors, contracts, necessary permits and licenses, certificates of insurance and instruments of indemnification against any and all claims, costs, expenses, damages and liabilities which may arise in connection with such work, all in such form and amount as may be reasonably satisfactory to Landlord. In addition, prior to commencement of any such work or delivery of any materials into the Building, Tenant shall provide Landlord with appropriate evidence of Tenant's ability to pay for such work and materials in full, and, if requested by Landlord, shall deposit with Landlord at such time such security for the payment of said work and materials as Landlord may require. Landlord in its sole discretion may require that a construction escrow be established at Tenant's expense at a title insurance company of Landlord's choice into which Tenant shall deposit funds to cover the cost of construction to be paid by Tenant. Tenant's monies shall be the first funds disbursed from the construction escrow to pay for improvements. Whether or not Tenant furnishes the foregoing, Tenant agrees to hold Landlord and the beneficiary, and their respective agents and employees forever harmless against all claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. All such work shall be done only by contractors or mechanics approved by Landlord (which approval shall not be unreasonably withheld) and at such time and in such manner as Landlord may from time to time designate. Tenant shall pay the cost of all such work and the cost of decorating the Building occasioned thereby. Upon completion of such work, Tenant shall furnish Landlord with contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection therewith. All such work shall be in accordance with all applicable legal, governmental and quasi-governmental requirements, ordinances and rules (including the Board of Fire Underwriters), and all requirements of applicable insurance companies. All such work shall be done in a good and workmanlike manner and with the use of good grades of materials. If Landlord shall elect to supervise Tenant's construction in connection with such work, Tenant shall pay the cost of Landlord's supervision not to exceed ten percent (10%) of construction costs. However, such supervision or right to supervise by Landlord shall not constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or impose any liability upon Landlord in connection with the performance of such work. All alterations, improvements, additions and installations to or on the Building shall become part of the Building at the time of their installation and shall remain in the Building at the expiration or termination of this Lease, or termination of Tenant's right of possession of the Building, without compensation or credit to Tenant. Tenant shall not pledge, mortgage, hypothecate or in any way create a security interest in and to any of the alterations and improvements provided for herein to any creditor or third party without the prior written consent of Landlord.

11.2    Liens

        Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Building, the Land, or any part thereof arising out of work performed or, alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed, Tenant shall immediately either have such lien or claim for lien released of record or shall deliver to Landlord a bond in the form, content, amount, and issued by a surety, satisfactory to Landlord indemnifying Landlord, the beneficiary and others designated by Landlord against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien or claim for lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same, and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and reasonable attorneys' fees plus interest thereon at an annual rate of eighteen percent (18%) until paid.

12.     WAIVER OF CLAIMS AND INDEMNITY

12.1    Waiver

        To the full extent now or hereafter permitted by law, Tenant waives all claims it may have against Landlord, the beneficiary, and the agents and employees of Landlord, and the beneficiary, for damage to person or property sustained by Tenant or any occupant or other person resulting from the Land, the Building or any part of the Land or Building becoming out of repair or resulting from any accident within the Building or Land or resulting directly or indirectly from any act or omission of Landlord, the beneficiary, or the agents and employees of Landlord and the beneficiary or resulting directly or indirectly from any act or Omission of Tenant or any other person while in the Building.

12.2    Indemnification

        Tenant agrees to indemnify and hold harmless Landlord and the beneficiary and said persons' agents and employees against any and all liabilities, obligations, claims, demands, costs and expenses of every kind and nature, including reasonable attorneys' fees, arising from Tenant's occupancy of the Building or from any breach or default on the part of Tenant in the performance of any agreement of Tenant to be performed pursuant to the terms of this Lease, or from any act or neglect of Tenant, any subtenant, their respective employees, agents, guests, servants, invitees or customers in or about the Building. In any case such proceeding is brought against any of said persons, Tenant covenants to defend such proceeding at its sole cost and expense by legal counsel reasonably satisfactory to Landlord, if requested by Landlord.


13.     LANDLORD'S REMEDIES

13.1    Events of Default

        Each of the following shall constitute a breach of this Lease by Tenant: (i) Tenant fails to pay any installment of Rent when such installment of Rent shall be due; (ii) Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease to be observed or performed by Tenant and fails to cure such default within five (5) days after written notice thereof to Tenant; however, if in Landlord's sole discretion, it is impracticable to cure the default within five (5) days, then provided Tenant shall commence to cure the default within the five (5) day period, the failure to completely cure the default within the cure period shall not constitute a breach of this Lease if

       Tenant diligently proceeds to cure the default and such default is cured within a reasonable time period thereafter; (iii) the interest of Tenant in this Lease is levied upon under execution or other legal process;
       (iv) a petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Act, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant's debts, or any petition is filed to reorganize or modify Tenant's capital structure, or upon the dissolution of Tenant; (v) Tenant is declared insolvent by law or any assignment of Tenant's property is made for the benefit of creditors; (vi) a receiver is appointed for Tenant or Tenant's property; or, (vii) Tenant abandons the Building.

13.2   Landlord's Remedies

       In the event of any default of this Lease by Tenant, Landlord, at its option, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, at law or in equity:

       (a) terminate this Lease and Landlord shall be entitled to recover (1) all Rent due and payable by the Tenant at termination, and (2) an amount equal to the then present value of the Rent for the remainder of the Term, less the present value of the fair market rent of the Building, for the remainder of the Term (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses relating to recovery of the Building, preparation for reletting, (3) the cost of performing any other covenant to be performed by Tenant, and (4) such damages, as provided by law, resulting from Tenant's breach of the Lease. For purposes of determining present value, Landlord and Tenant agree that the interest rate shall be the rate applicable to the then-current yield on obligations of the U.S. Treasury, having a maturity date on or about the Expiration Date of the Term. If the present value of the fair market rent for the Building, after deducting all anticipated expenses of reletting for the balance of the Term exceeds the present value of the Rent provided to be paid by Tenant for the balance of the Term, Landlord shall have no obligation to pay to Tenant the excess or any part thereof or to credit such excess or any part thereof against any other sums or damages for which Tenant may be liable to Landlord; or

       (b) terminate Tenant's right of possession of the Building without terminating this Lease, in which event Landlord shall make a reasonable attempt to relet the Building, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Building to the extent reasonably necessary. If Landlord is unable to relet the Building, or if the Building are relet and a sufficient sum is not realized therefrom after payment of all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, reasonable legal fees and brokerage commissions) to satisfy the payment when due of Rent reserved under this Lease for any monthly period (hereinafter "Deficiency"), then Tenant shall pay Landlord a sum equal to the amount of Rent due under this Lease for each such monthly period, or if the Building have been relet, Tenant shall pay any such Deficiency monthly. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. In the event Landlord elects, pursuant to this Subsection (b), to terminate Tenant's right of possession only without terminating this Lease, Landlord may, at Landlord's option, enter into the Building, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof, as provided in Article 14 hereof; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Rent reserved hereunder for the full term or from any other obligation of Tenant under this Lease.

       In addition to its rights under this Section 13.2, Landlord may, at Landlord's option, take possession of Tenant's furniture, fixtures and equipment after a default, and Tenant hereby grants to Landlord a security interest, as defined under the Uniform Commercial Code, as security for the performance of its obligations under this Lease, in any and all of Tenant's furniture, fixtures and equipment located in the Building. At Landlord's request Tenant shall execute additional security instruments including, but not limited to, appropriate Uniform Commercial Code statements evidencing such security interest.

13.3   Attorneys' Fees

       Tenant shall pay, upon demand, all costs and expenses, including reasonable attorneys' fees, incurred by the Landlord in enforcing the observance and performance by the responsible party of all covenants, conditions and provisions of this Lease to be observed and performed by the Tenant, or resulting from the Tenant's default under this Lease.


14.    SURRENDER OF BUILDING

       Upon expiration or termination of this Lease or termination of Tenant's right of possession of the Building, or any part thereof, Tenant shall surrender and vacate the Building immediately and deliver possession thereof to Landlord in a clean, good and tenantable condition, ordinary wear and tear excepted. Upon any termination which occurs other than by reason of Tenant's default, Tenant shall be entitled to remove from the Building all movable personal property of Tenant, provided Tenant shall immediately repair all damage resulting from such removal. In the event possession of the Building is not immediately delivered to Landlord or if Tenant shall fail to remove all of Tenant's movable personal property, as aforesaid, Landlord may remove any of such property therefrom without any liability to Tenant, and at Tenant's expense. All movable personal property which may be removed from the Building by Landlord shall be conclusively presumed to have been abandoned by Tenant, and title thereto shall pass to Landlord without any cost or credit therefor, and

        Landlord may, at its option and at Tenant's expense, Store and/or dispose of such property.

 15.    HOLDING OVER

        Tenant shall pay Landlord double the latest Adjusted Monthly Base Rent then applicable for each month or portion thereof Tenant retains possession of the Building, or any portion thereof, after the expiration or termination of this Lease, and also shall pay all damages sustained by Landlord by reason of such retention of possession. The provisions of this Article shall not constitute a waiver by Landlord of any re-entry rights of Landlord hereinbefore or by law provided. If Tenant retains possession of the Building, or any part thereof, for ten
        (10) days after the expiration or termination of this Lease, then at the sole option of Landlord expressed by written notice to Tenant, but not otherwise, such holding over shall constitute a renewal of this Lease for a period of one year (or less if specified by Landlord at Landlord's option) on the same terms and conditions, except that the Adjusted Monthly Base Rent shall be increased to one hundred and twenty-five percent (125%) of the latest Adjusted Monthly Base Rent, plus any subsequent escalations.

 l6.    DAMAGE BY FIRE OR OTHER CASUALTY

 16.1   Substantial Untenantability

        If the Building is made substantially untenantable by fire or other casualty, Landlord may elect either to (i) terminate this Lease as of the date of the fire or other casualty by giving Tenant written notice thereof within ninety (90) days after said date; or (ii) proceed to repair or restore the Building, other than leasehold improvements and personal property paid for or installed by Tenant, by giving Tenant written notice thereof within ninety (90) days after said date.

        Restoration shall be commenced by the Landlord within ninety (90) days after such damage shall have occurred and shall be substantially completed with reasonable diligence, due allowance being made for delay in the commencement or completion of restoration occasioned by causes beyond the Landlord's control. If the Landlord does not commence such restoration within such ninety (90) day period, and proceed therewith with reasonable diligence, due allowance being made for delays occasioned as aforesaid, Tenant may terminate this Lease as of the date of such damage (as its sole and exclusive remedy) by serving notice on the Landlord after the expiration of such period, and while the Landlord (not being delayed in any aforesaid causes) is not diligently proceeding with such restoration.


16.2    Insubstantial Untenantability

        If the Building is damaged by fire or other casualty but neither is rendered substantially untenantable, then Landlord shall proceed to repair and restore the Building, other than the leasehold improvements and personal property paid for and installed by Tenant, unless such damage occurs during the last twelve (12) months of the Term, in which event Landlord shall have the right to terminate this Lease as of the date of such fire or other casualty by giving written notice thereof to Tenant within thirty (30) days after the date of such fire or other casualty.

l6.3    No Rent Abatement

        Tenant's obligation to pay Rent shall be absolute and unconditional and shall not be subject to set-off or abatement, for all or any portion of Rent, for any reason whatsoever including loss or damage due to fire or other casualty.

17.     EMINENT DOMAIN

17.1    Taking of Whole

        In the event the whole or any substantial part of the Building is taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation), this Lease shall terminate as of the date title vests in such authority, and Adjusted Monthly Base Rent shall be apportioned as of said date.

l7.2    Taking of Part

        In the event a part of the Building is taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation), and this Lease is not terminated pursuant to Section 17.1, Adjusted Monthly Base Rent shall be reduced by that amount of Adjusted Monthly Base Rent which bears the same ratio to the Adjusted Monthly Base Rent then in effect as the number of square feet of usable in the Building so taken or condemned.

17.3    Compensation

        Landlord shall be entitled to receive the entire price or award from any such sale, taking or condemnation without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award; provided, however, Tenant shall have the right to separately pursue against the condemning authority an award in respect of the loss, if any, to leasehold improvements paid for by Tenant, and for Tenant's cost of relocation without any credit or allowance from Landlord.


18.     TENANT'S INSURANCE

18.1    Insurance

        Tenant, at Tenant's expense, agrees to maintain in force during the
        Term: (i) Comprehensive General Liability Insurance on an occurrence basis with minimum limits of liability in an amount of $1,000,000.00 for bodily injury, personal injury or death to any one person and $2,000,000.00 for bodily injury, personal injury or death to more than one person, and $100,000.00 with respect to damage to property, including water and sprinkler damage; (ii) Fire Insurance, with extended coverage and vandalism and malicious mischief endorsements, in an amount adequate to cover the full replacement value of all leasehold improvements and all fixtures, contents and wall and floor coverings in the Building; and (iii) Rental Value Insurance for not less than a twelve (12) month period in an amount not less than all amounts payable hereunder by Tenant.

18.2    Required Policy Provisions

        The policies referred to in Section 18.1 shall name Landlord and beneficiary, and their respective agents and employees as additional insureds, as other interests may appear, and shall not provide for deductible amounts in excess of $1,000.00. Each policy referred to in
        Section 18.1 shall be issued by one or more responsible insurance companies reasonably satisfactory to Landlord and shall contain the following provisions and endorsements: (i) that such insurance may not be cancelled or amended without thirty (30) days' prior written notice to Landlord and the beneficiary; (ii) an express waiver of any right of subrogation by the insurance company against Landlord and the Beneficiary and their respective agents and employees; and (iii) that the policy shall not be invalidated should the insured waive in writing prior to a loss, any or all rights of recovery against any other party for losses covered by such policy.

18.3    Release of Rights of Recovery

        Tenant shall deliver to Landlord certificates of insurance of all policies and renewals thereof to be maintained by Tenant hereunder, not less than ten (10) days prior to the Commencement Date and not less than ten (10) days prior to the expiration date of each policy. Whenever (a) any loss, cost, damage, or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease, or by anyone claiming by, through or under it in connection with the Building, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense or is required under this Lease to be so insured, then, anything contained in this Lease to the contrary notwithstanding, the party so insured (or so required) hereby releases the other party from any liability said other party may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance (or which could have been recovered had such insurance been carried as so required) and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (except that in the case of increased, cost, the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect). If the party released from liability hereunder is Landlord, the term "Landlord," for the purpose of this Subsection 18.3 only, shall also include the beneficiary of Landlord and the agents and employees of the Landlord and the beneficiary.


 19.    LANDLORD'S RIGHTS

        Landlord shall have the following rights exercisable without notice (except as expressly provided to the contrary in this Lease), without liability to Tenant for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Building or giving rise to any claim for setoff or abatement of Rent: (i) to change the Building's name or street address upon thirty (30) days' prior written notice to Tenant;
        (ii) to install, affix and maintain all signs on the exterior and/or interior of the Building, provided that such installation shall not substantially hinder Tenant's window views; (iii) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Building or the public corridors of the Building; (iv) with notice to and consent of Tenant, which consent shall not be unreasonably withheld, to display the Building to prospective tenants at reasonable hours (which may include non-business hours if the parties cannot reasonably schedule same during business hours) during the last six (6) months of the Term; (v) to change the arrangement of entrances, doors, corridors, elevators and stairs in the Building, provided that no such change shall materially adversely affect access to the Building; (vi) to grant to any party the exclusive right (to the extent permitted by law) to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Building for the purposes permitted hereunder; (vii) to prohibit the placing of vending or dispensing machines of any kind in or about the Building; (viii) to close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations as Landlord prescribes for security purposes;
        (ix) to take any and all reasonable measures, including inspections and repairs to the Building, as may be necessary or desirable in the operation or protection thereof; (x) to retain at all times master keys or pass keys to all doors in and to the Building; (xi) to install, operate and maintain a building security system, which monitors, by closed circuit television or otherwise, all persons entering or leaving the Building and all public areas of the Building including, but not limited to, elevators and staircases; and (xii) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Building provided that Landlord will not unreasonably interfere with the operation of Tenant's business.

20.     ESTOPPEL CERTIFICATE

        Tenant shall from time to time, upon not less than ten (10) days' prior written notice request by Landlord or any mortgagee holding a mortgage on the Land, deliver to Landlord or such mortgagee a statement in writing certifying: (i) that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease, as modified, is in full force and effect; (ii) the amount of Adjusted Monthly Base Rent then payable hereunder and the date to which Rent has been paid; (iii) that Landlord is not in default under this Lease or, if in default, a detailed description of such default(s); (iv) that Tenant is or is not in possession of the Building, as the case may be; and (v) such other information as Landlord may request. In the event that Tenant shall fail to deliver the statement required hereunder within fifteen (15) days after the request by Landlord or mortgagee, Tenant hereby designates Landlord as its attorney-in-fact to execute such a statement and grants Landlord the power of attorney to so act.

21.     REAL ESTATE BROKERS

        Tenant represents that Tenant has not dealt with any real estate broker, salesperson, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease, or showed the Building to Tenant. Tenant hereby agrees to indemnify and hold harmless Landlord and the beneficiaries and said persons' agents and employees from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

22.     NOTICES

        All notices required or permitted to be given hereunder shall be in writing and shall be deemed given and delivered, whether or not received, when deposited in the United States Mail, first class postage prepaid and properly addressed, certified mail, return receipt requested, at the following addresses: (i) to Landlord: Norbert Gleicher, 750 North Orleans, Chicago, Illinois 60610, or such other address as Landlord shall designate by written notice to Tenant; and
        (ii) to Tenant: at the Building address or such other address as Tenant shall designate by written notice to Landlord.

 23.    MISCELLANEOUS

 23.1   Late Charges

        Tenant shall pay a late charge penalty of ten percent (10%) for all Rent and other payments due from Tenant to Landlord, delinquent in excess of ten (10) days.

 23.1   Entire Agreement

        This Lease and the Exhibits attached hereto contain the entire agreement between Landlord and Tenant concerning the Building and there are no other agreements, either oral or written.

 23.3   No Option

        The execution of this Lease by Tenant and delivery of same to Landlord or the beneficiary does not constitute a reservation of or option for the Building or an agreement to enter into a Lease, and this Lease shall become effective only if and when Landlord executes and delivers same to Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord shall constitute an irrevocable offer by Tenant to lease the Building on the terms and conditions herein contained, which offer may not be withdrawn or revoked for ten (10) days after such execution and delivery. If Tenant is a corporation, it shall deliver to Landlord concurrently with the delivery to Landlord of an executed Lease, certified resolutions of Tenant's directors authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder.

 23.4   Accord and Satisfaction

        No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Building shall reinstate, continue or extend the Term.

23.5    Landlord's Obligations on Sale of Building

        In the event of any sale or transfer of the Building, Landlord and the seller or transferor (and the beneficiaries of any selling or transferring land trust) shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer, provided such purchaser shall assume all obligations of Landlord occurring from and after the date of such sale or transfer, including the holding and disposition of the Security Deposit.

23.6    Limitation of Landlord's Liability

        It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord or its beneficiary, and any liability for damage or breach or nonperformance by Landlord shall be collectible only out of Landlord's interest in the Building and no personal liability is assumed by, nor at any time may be asserted against, Landlord, its beneficiary nor any of its or their officers, agents, employees, legal representatives, successors or assigns, all such liability, if any, being expressly waived and released by Tenant.


23.7    Binding Effect

        This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns.

23.8    Force Majeure

        Landlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Lease on Landlord's part to be performed, if Landlord fails to timely perform same and such failure is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, acts of God, acts caused directly or indirectly by Tenant (or Tenant's agents, employees or invitees) or any other cause beyond the reasonable control of Landlord.

23.9    Captions

        The Article and Section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections.

23.10   Applicable Law

        This Lease shall be construed in accordance with the laws of the State of Illinois.

23.11   Time


        Time is of the essence of this Lease and the performance of all obligations hereunder.

23.12   Landlord's Right to Perform Tenant's Duties

        If Tenant fails to timely perform any of its duties under this Lease, Landlord shall have the right (but not the obligation), after the expiration of any grace period elsewhere under this Lease expressly granted to Tenant for the performance of such duty, to perform such duty on behalf and at the expense of Tenant without further prior notice to Tenant, and all reasonable sums expended or reasonable expenses incurred by Landlord in performing such duty shall be deemed to be additional Rent under this Lease and shall be due and payable upon demand by Landlord.

23.13   Amendments

        This Lease may not be amended, modified or terminated, nor may any obligation hereunder be waived orally, and no such amendment, modification, termination or waiver shall be effective unless it is in writing, signed by the party against whom enforcement thereof is sought.

23.14   Riders

        All Riders attached hereto and executed both by Landlord and Tenant shall be deemed to be a part hereof and hereby incorporated herein.

23.15   Severability

        If any provision, term or condition of this Lease or any application thereof shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

        IN WITNESS WHEREOF, this Lease has been executed as of the date set forth in Subsection 1.1D hereof.

                                   LANDLORD:

                                   NORBERT GLEICHER, as successor to the
                                   interest of NorJan Partnership, as sole
                                   beneficiary of Boulevard National Bank
                                   Association, as Trustee under Trust
                                   Agreement dated April 15,  1988, known as
                                   Trust Number 8757

                                   By: ____________________________

                                   TENANT:
                                   GLEICHER ASSOCIATES, M.D., S.C., an
                                   Illinois corporation

                                   By: ____________________________
                                   Its: President